Exhibit 99.1

JH CAPITAL GROUP HOLDINGS, LLC TO BECOME PUBLIC COMPANY

THROUGH A COMBINATION WITH EASTERLY ACQUISITION CORP.

--Easterly Transaction to Accelerate Growth
of Consumer-Centric Debt Buying, Advocacy, and Lending Platform--

--JH Capital to Accelerate Earnings Growth
by Increasing Debt Purchasing, Expanding Business Verticals and Optimizing Balance Sheet--

--Investor Conference Call Scheduled for Today, Friday, June 30th at 11:00 am EDT--

Boston, MA, Los Angeles, CA, and New York, NY – June 30, 2017 – JH Capital Group Holdings, LLC (“JH Capital”), a leading specialty finance company in the debt recovery industry, and Easterly Acquisition Corp. (“Easterly”) (NASDAQ: EACQ) announced that they have entered into a definitive investment agreement, whereby Easterly will acquire JH Capital and be renamed JH Capital Group Holdings, Inc. (“JH Capital Inc.”). This transaction is expected to enhance JH Capital Inc.’s competitive position significantly, accelerate its strategic development and cement its long-term growth in providing end-to-end solutions throughout the consumer credit lifecycle.

In the transaction, which is subject to customary closing conditions and approval by Easterly’s stockholders, Easterly will acquire a controlling equity interest in JH Capital. Upon completion of the transaction, JH Capital Inc. will trade on the NASDAQ stock exchange under the ticker symbol “JHCG.”

JH Capital’s management team will remain with JH Capital Inc. Once the transaction is closed, JH Capital Inc. will be led by: Norman Kravetz, Chairman; Douglas Jacobsen, Chief Executive Officer; Anthony Riggio, President; Glenn Corey, Chief Financial Officer; and Christopher Raymond, Chief Risk Officer. Members from the existing boards of both Easterly and JH Capital will serve on JH Capital Inc.’s board of directors. The current owners of JH Capital will retain a substantial equity stake in JH Capital Inc. and are not selling any of their shares as part of the transaction.

“The partnership between JH Capital and Easterly will position the company to be a leader in the debt recovery space,” said Darrell Crate, Chairman of Easterly. “Their consumer-oriented focus leads to superior outcomes for the customers they serve and for shareholders. This transaction will strengthen JH Capital’s balance sheet and provide growth capital to execute on the significant opportunity in the debt recovery industry.”

JH Capital is led by seasoned executives with over 100 years of combined experience. As the U.S. consumer credit market exceeds $1 trillion in credit card debt, JH Capital Inc. represents a unique opportunity to invest in a countercyclical specialty finance business that is well positioned to grow. The business platform offers end-to-end solutions to customers at every stage of the distressed credit cycle, from default to rehabilitation, through its complementary collection, settlement, and specialty lending businesses. JH Capital differentiates itself from public peers Encore Capital Group, Inc. (NASDAQ: ECPG) and PRA Group, Inc. (NASDAQ: PRAA) through its unique, consumer-centric approach that produces superior outcomes for the consumer and yields valuable and proprietary data for JH Capital. Since inception, JH Capital’s data-driven, analytical culture has yielded consistent and predictable results, with collections that have averaged 2.8x gross multiple on invested capital, defined as total estimated collections / portfolio purchases, and an approximately 40% gross IRR.

“Easterly’s management team has a track record of bringing innovative, growing companies to the public markets,” said Douglas Jacobsen, JH Capital’s Chief Executive Officer. “Our partnership will allow us fully to harvest our definable edge in debt recovery and to grow our business through existing channels and through acquisition.”

JH Capital Business Model Highlights

•	Provides a platform of services with end-to-end solutions for consumers at every stage of the distressed credit cycle, from default to rehabilitation.
•	Purchases debt from a diversified network of third-party sellers through both fixed-price, forward flow purchase agreements and opportunistic spot purchases. Focus on consumers and their rehabilitation leads to better recoveries, shorter repayment curves, and highly predictable returns.
•	Operates a captive collection agency that works on behalf of JH Capital as well as third-party banks and other financial institutions. In addition, JH Capital deploys a network of highly-regarded and specialized third-party collection agencies.
•	Through its consumer advocacy services, helps restore credit profiles of defaulted consumers by providing solutions for the consumer to reduce and refinance existing obligations.
•	Leverages data across its platform to create proprietary models of consumer borrowing and repayment behaviors. JH Capital’s multiple business verticals in debt recovery give it a uniquely advantageous view into all segments and participants in the account receivables market.
•	Best-in-class compliance management system – JH Capital successfully passes over 100 annual audits by debt sellers, lenders, as well and federal and state regulatory bodies.
•	Solely focused within the United States with no exposure to foreign markets.

Key Transaction Terms

Under the terms of the definitive agreements for the transaction, at closing, the following will occur:

•	JH Capital’s existing stockholders will roll all their existing equity into JH Capital Inc. and retain approximately 45.4% ownership, assuming no redemptions by Easterly stockholders.
•	The $200 million contained in Easterly’s trust account, less fees, expenses, and amounts distributed upon redemption of Easterly common shares, will be used following the closing by JH Capital to grow the business and to repay existing subordinated debt.
•	The anticipated initial implied market capitalization is estimated to be approximately $412 million, assuming no redemptions by Easterly stockholders.

The transaction has been unanimously approved by the board of directors of Easterly and JH Capital’s equity holders, and is expected to close in the fourth quarter of 2017. The closing is subject to receipt of all requisite regulatory approvals, approval of Easterly’s stockholders, and other customary conditions, but is not subject to a minimum cash condition. The description of the transaction contained herein is only a summary and is qualified in its entirety by reference to the definitive investment agreement relating to the transaction, a copy of which will be filed by Easterly as an exhibit to a Current Report on Form 8-K.

Cantor Fitzgerald & Co. acted as capital markets advisor to Easterly. Hogan Lovells US LLP provided legal counsel to Easterly. Skadden, Arps, Slate, Meagher & Flom LLP and Advisors LLP acted as legal counsel to JH Capital.

Conference Call Scheduled

Easterly will host a conference call and web presentation to discuss the proposed transaction with the investment community today, Friday, June 30, 2017 at 11:00 am EDT. Investors may listen to the conference call by dialing (877) 451-6152 toll-free in the U.S. or (201) 389-0879 internationally or by visiting http://public.viavid.com/index.php?id=125195.

A replay of the call will be available through July 14, 2017. Investors may access the replay by dialing (844) 512-2921 toll-free in the U.S. or (412) 317-6671 internationally and entering conference number 13665585 or by visiting http://public.viavid.com/index.php?id=125195.

The presentation slides will be available on Easterly’s website at www.easterlyacquisition.com.

About JH Capital

JH Capital is a specialty finance business that offers end-to-end solutions to customers at every stage of the distressed credit cycle, from default to rehabilitation. Its largest segment buys defaulted consumer receivables and strategically places the accounts for collection. Additionally, JH Capital helps consumers rehabilitate their credit profile by advocating on their behalf in the settlement of third-party debt. By leveraging a proprietary combination of data and models, JH Capital can offer loans to select, prequalified consumers, pioneering financial solutions that aim to restore their credit profiles and refinance their existing obligations. JH Capital has a high level of earnings visibility created by contracted, fixed-price forward flow agreements to purchase debt from major financial institutions. Its data-driven, analytical culture has yielded consistent and predictable results relative to expectation with collections averaging 2.8x gross multiple of invested capital, defined as total estimated collections / portfolio purchases, and an approximately 40% gross IRR since inception.

About Easterly LLC

Easterly LLC is an asset management firm that develops engaged partnerships with innovative, growth-oriented companies.  Easterly’s core expertise is in acting as a principal to grow business platforms.  Easterly enhances businesses as a partner through capital formation, corporate development, and strategic implementation activities.  Easterly’s principals have a proven track record of delivering outperformance to both public and private investors across a variety of sectors. For more information about Easterly, please visit Easterly’s website at www.easterlycapital.com.

About Easterly Acquisition Corp.

Easterly Acquisition Corp. is a Special Purpose Acquisition Company sponsored by Easterly Acquisition Sponsor, LLC, an affiliate of Easterly LLC, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or assets. Easterly Acquisition Corp. completed its initial public offering in August 2015, raising $200 million in cash proceeds. Easterly Acquisition Corp.’s officers and certain of its directors are affiliated with Easterly LLC.

Additional Information about the Transaction and Where to Find It

This communication relates to a proposed business combination (the “Proposed Transaction”) between Easterly Acquisition Corp. and JH Capital Group Holdings, LLC and may be deemed to be solicitation material in respect of the Proposed Transaction. The Proposed Transaction will be submitted to the stockholders of Easterly for their approval. In connection with the stockholder vote on the Proposed Transaction, Easterly intends to file with the SEC a proxy statement on Schedule 14A. This communication is not a substitute for the proxy statement that the Company will file with the SEC or any other documents that the Company may file with the SEC or send to its stockholders in connection with the Proposed Transaction. When completed, Easterly will mail a definitive proxy statement to its stockholders in connection with Easterly’s solicitation of proxies for the special meeting of Easterly stockholders to be held to approve the business combination and related transactions. This presentation does not contain all the information that should be considered concerning the Proposed Transaction, including relevant risk factors that may be included in the proxy statement. It is not intended to provide the basis for any investment decision or any other decision in respect to the Proposed Transaction. Easterly stockholders and other interested persons are advised to read, when available, Easterly’s preliminary proxy statement, the amendments thereto, and the definitive proxy statement (including any documents incorporated by reference therein), as these materials will contain important information about JH Capital, Easterly, and the Proposed Transaction. A copy of the definitive proxy statement will be sent when available to all stockholders of Easterly seeking the required stockholder approvals. Investors and stockholders can obtain free copies of the preliminary proxy statement once it is available and other documents filed with the SEC by Easterly through the web site maintained by the SEC at www.sec.gov. In addition, investors and stockholders can obtain free copies of the preliminary proxy statement once it is available from Easterly by accessing Easterly’s website at www.easterlyacquisition.com.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Forward-looking statements may relate to the proposed business combination between Easterly and JH Capital and any other statements relating to future results, strategy and plans of Easterly and JH Capital (including certain projections and business trends, and statements which may be identified by the use of the words “plans”, “expects” or “does not expect”, “estimated”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might”, “projects”, “will” or “will be taken”, “occur” or “be achieved”). Forward-looking statements are based on the opinions and estimates of management of Easterly or JH Capital, as the case may be, as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. For JH Capital, these risks and uncertainties include, but are not limited to, its revenues and operating performance, general economic conditions, industry trends, legislation or regulatory requirements affecting the business in which it is engaged, management of growth, its business strategy and plans, fluctuations in debt purchasing, investigations or enforcement actions by governmental authorities; individual and class action lawsuits, the result of future financing efforts and its dependence on key personnel. For Easterly, factors include, but are not limited to, the successful combination of Easterly with JH Capital’s business, amount of redemptions, the ability to retain key personnel and the ability to achieve stockholder and regulatory approvals and to successfully close the transaction. Additional information on these and other factors that may cause actual results and Easterly’s performance to differ materially is included in Easterly’s periodic reports filed with the SEC, including but not limited to Easterly’s Form 10-K for the year ended December 31, 2016 and subsequent Forms 10-Q. Copies may be obtained by contacting Easterly or the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and Easterly undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to sell or purchase, nor the solicitation of an offer to buy or sell any securities, nor is it a solicitation of any vote, consent, or approval in any jurisdiction pursuant to or in connection with the Proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in Solicitation

Easterly and JH Capital, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of Easterly stockholders in respect of the Proposed Transaction. Information about the directors and executive officers of Easterly is set forth in Easterly’s Form 10-K for the year ended December 31, 2016. Information about the directors and executive officers of JH Capital and more detailed information regarding the identity of all potential participants, and their direct and indirect interests, by security holdings or otherwise, will be set forth in Easterly’s preliminary proxy statement, when available. Investors may obtain additional information about the interests of such participants by reading such proxy statement when it becomes available.

Contacts:

JH Capital	Easterly Acquisition Corp.

Investor Relations	Investor Relations
JH Capital Group Holdings, LLC	Easterly Acquisition Corp.
(818) 251-9911	(646) 712-8300
ir@jhcapitalgroup.com	ir@easterlyacquisition.com

# # #